                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 26, 2000


                          CARDIAC PATHWAYS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                         000-28372                    77-0278793
(STATE OR OTHER JURISDICTION OF      [COMMISSION FILE NUMBER]         (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                     IDENTIFICATION NUMBER)

                               995 BENECIA AVENUE
                               SUNNYVALE, CA 94085
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (408) 737-0505
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

     On December 26, 2000, Cardiac Pathways Corporation issued a press release announcing that it had closed a common stock financing. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

EXHIBIT
NUMBER                             DESCRIPTION

99.1       Cardiac Pathways Corporation Press Release issued December 26, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CARDIAC PATHWAYS CORPORATION
                                      (Registrant)



Date:  December 26, 2000              By: /s/ Thomas M. Prescott
                                          ---------------------------
                                          Thomas M. Prescott
                                          President and Chief Executive Officer




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION

99.1       Cardiac Pathways Corporation Press Release issued December 26, 2000.



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